SCOR HOLDING (SWITZERLAND) LTD.

(FORMERLY KNOWN AS CONVERIUM HOLDING AG)

AND

THE BANK OF NEW YORK

As Depositary

AND

OWNERS AND BENEFICIAL OWNERS
OF AMERICAN DEPOSITARY RECEIPTS

Deposit Agreement

Dated as of December 11, 2001

As Amended and Restated as of __________________, 2008

DEPOSIT AGREEMENT

DEPOSIT AGREEMENT dated as of December 11, ~~2001 among CONVERIUM~~2001, as amended and restated as of __________________, 2008, among SCOR HOLDING ~~AG~~(SWITZERLAND) LID. (formerly known as Converium Holding AG), incorporated under the laws of Switzerland (herein called the Issuer), THE BANK OF NEW YORK, a New York banking corporation (herein called the Depositary), and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder.

W I T N E S S E T H:

WHEREAS, the Issuer desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Issuer from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE 1.

DEFINITIONS.

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.1

American Depositary Shares.

The term "American Depositary Shares" shall mean the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A annexed hereto, until there shall occur a distribution upon Deposited Securities covered by Section 4.3 or a change in Deposited Securities covered by Section 4.8 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall evidence the amount of Shares or Deposited Securities resulting from the applications of the provisions of such Sections.

SECTION 1.2

Article; Section.

Wherever references are made in this Deposit Agreement to an "Article" or "Articles" or to a "Section" or "Sections", such references shall mean an article or articles or a section or sections of this Deposit Agreement, unless otherwise required by the context.

SECTION 1.3

Beneficial Owner.

The term “Beneficial Owner” shall mean each person or entity owning from time to time any beneficial interest in the American Depository Shares, who may or may not be the Owner of the Receipt.

SECTION 1.4

Commission.

The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.5

Consultation.

The term “Consultation” shall mean the good faith attempt by the Depositary to discuss the relevant issue in a timely manner with a person reasonably believed by the Depositary to be empowered by the Issuer to engage in such discussion on behalf of the Issuer.

SECTION 1.6

Custodian.

The term "Custodian" shall mean the Zurich office of UBS AG, as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.5, as substitute or additional custodian or custodians hereunder, as the context shall require and shall also mean all of them collectively.

SECTION 1.7

Deposit Agreement.

The term "Deposit Agreement" shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

SECTION 1.8

Depositary; Corporate Trust Office.

The term "Depositary" shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder.  The term "Corporate Trust Office", when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York 10286.

SECTION 1.9

Deposited Securities.

The term "Deposited Securities" as of any time shall mean the Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.5.

SECTION 1.10

Dollars; $; CHF.

The terms "Dollars" and “$” shall mean United States dollars.  The term "CHF" shall mean the lawful currency of Switzerland.

SECTION 1.11

Foreign Registrar.

The term "Foreign Registrar" shall mean the entity that presently carries out the duties of registrar for the Shares or any successor as registrar for the Shares and any other appointed agent of the Issuer for the transfer and registration of Shares.

SECTION 1.12

Issuer.

The term "Issuer" shall mean ~~Converium~~SCOR Holding ~~AG~~(Switzerland) Ltd., incorporated under the laws of Switzerland, and its successors.

SECTION 1.13

Owner.

The term "Owner" shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

SECTION 1.14

Receipts.

The term "Receipts" shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.

SECTION 1.15

Registrar.

The term "Registrar" shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

SECTION 1.16

Restricted Securities.

The term "Restricted Securities" shall mean Shares, or Receipts representing such Shares, which are acquired directly or indirectly from the Issuer or its affiliates (as defined in Rule 144 under the Securities Act of 1933) in a transaction or series of transactions not involving any public offering or which are subject to resale limitations under Regulation D under that Act or both, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Issuer, or which would otherwise require registration under the Securities Act of 1933 in connection with the public offer or sale thereof in the United States which are not registered, or which are subject to other restrictions on sale or deposit under the laws of the United States or Switzerland, or under a shareholder agreement or the Articles of Incorporation of the Issuer.

SECTION 1.17

Securities Act of 1933.

The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

SECTION 1.18

Securities Exchange Act of 1934.

The term “Securities Exchange Act of 1934” shall mean the United States Securities Exchange Act of 1934, as from time to time amended.

SECTION 1.19

Shares.

The term "Shares" shall mean registered shares of the Issuer.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS.

SECTION 2.1

Form and Transferability of Receipts.

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual or facsimile signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement or with any provision of the Issuer’s Articles of Incorporation or Swiss law as may be reasonably required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.  Prior to any such endorsement or incorporation, the Depositary will consult with the Issuer in respect thereof.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary and the Issuer, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

SECTION 2.2

Deposit of Shares.

Subject to the terms and conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares, to the extent permitted by Section 2.9 hereof, may be deposited by delivery thereof to any Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary, the Custodian or the Issuer in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such deposit.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body, if applicable, in Switzerland which is then performing the function of the regulation of currency exchange.  If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Issuer or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents above specified, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Issuer or the Foreign Registrar, if applicable, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.  The Depositary shall provide written notice informing the Issuer of any such other place or places.

SECTION 2.3

Execution and Delivery of Receipts.

Upon receipt by any Custodian of any deposit pursuant to Section 2.2 hereunder, together with the other documents required as above specified, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from such Custodian, or upon the receipt of Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall promptly execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.9, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the Deposited Securities.

SECTION 2.4

Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall without unreasonable delay register transfers of Receipts on its transfer books, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon the Depositary shall execute a new Receipt or Receipts evidencing the same aggregate number of American Depositary Shares as were evidenced by the Receipts surrendered and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary may, with the prior approval of the Issuer which approval shall not be unreasonably withheld, appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.5

Surrender of Receipts and Withdrawal of Shares.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.9 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Issuer’s Articles of Incorporation and Swiss law, the Owner of such Receipt shall be entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of such Owner or as ordered by him or by certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of such Receipts to such Owner or as ordered by him.  Such delivery shall be made, as hereinafter provided, without delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the office of such Custodian, subject to Sections 2.6, 3.1 and 3.2 and to the other terms and conditions of this Deposit Agreement, the Issuer’s Articles of Incorporation and Swiss law, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

SECTION 2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, Custodian or Registrar may require payment from the depositor of Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary or the Issuer may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.6.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed reasonably necessary or advisable by the Depositary or the Issuer at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or for any other reason, subject to the provisions of Section 7.7 hereof.  Notwithstanding any other provision of this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Issuer or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities, and (iv) any other reason that may at any time be specified in paragraph I(A)(1) of the General Instructions to Form F-6 under the Securities Act of 1933, from time to time in effect, or any successor provision thereto.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933 for public offer and sale, unless a registration statement is in effect as to such Shares.  The Depositary will use reasonable efforts to comply with written instructions of the Issuer that the Depositary shall not accept for the deposit hereunder any Shares identified in such circumstances as may reasonably be specified in such restrictions to facilitate the Issuer’s compliance with the U.S. securities laws.

SECTION 2.7

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.8

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled, subject to Section 2.10.

SECTION 2.9

Pre-Release of Receipts.

Unless requested in writing by the Issuer to cease doing so, the Depositary may, notwithstanding Section 2.3 hereof, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.2 ("Pre-Release").  The Depositary may, pursuant to Section 2.5, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial rights, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be), other than in satisfaction of such Pre-Release, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed twenty percent (20%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Issuer, change such limit for purposes of general application.  The Depositary will also set Dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners and Beneficial Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10

Maintenance of Records.

The Depositary agrees to maintain or cause its agents to maintain records of all Receipts surrendered and Deposited Securities withdrawn under Section 2.5, substitute Receipts delivered under Section 2.7, and of cancelled or destroyed Receipts under Section 2.8, in keeping with procedures ordinarily followed by stock transfer agents located in the City of New York or as required by the laws or regulations governing the Depositary.  The Depositary shall provide full access to such records to the Issuer and its agents from time to time during normal business hours upon the reasonable written request of the Issuer.  Prior to destroying any such records, the Depositary will notify the Issuer and will turn such records over to the Issuer upon its request.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

SECTION 3.1

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, legal or beneficial ownership of Receipts or Deposited Securities, compliance with applicable laws or regulations or terms of this Deposit Agreement or the Receipts or such information relating to the registration on the books of the Issuer or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may reasonably deem necessary or proper.  The Depositary may, and shall if requested in writing by the Issuer subject to the provisions of Section 7.7 hereof, withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities or the exercise of voting rights until such proof or other information is filed or such certificates are executed or such representations and warranties made.  The Depositary shall from time to time advise the Issuer of the availability of any such proofs, certificates or other information and shall provide copies thereof to the Issuer as promptly as practicable upon request by the Issuer, unless such disclosure is prohibited by law.

SECTION 3.2

Liability of Owner for Taxes.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary.  The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such Receipt shall remain liable for any deficiency.  Neither the Issuer nor the Depositary shall be liable for failure of an Owner to comply with applicable tax laws or governmental charges.

SECTION 3.3

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid and nonassessable and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Shares and issuance of Receipts.  The Depositary will not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the Securities Act of 1933 and not so registered; the Depositary shall use its reasonable efforts to refuse to accept for deposit any Shares identified in writing by the Issuer in order to facilitate the Issuer’s compliance with such Act.

SECTION 3.4

Disclosure of Interests.

To the extent that provisions of or governing any Deposited Securities (including the Issuer’s Articles of Incorporation or applicable Swiss law) may require the disclosure of beneficial or other ownership of Deposited Securities, other Shares and other securities to the Issuer and may provide for blocking transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall, to the extent practicable, comply with the Issuer’s instructions as to Receipts in respect of any such enforcement or limitation, and Owners and Beneficial Owners of Receipts shall comply with all such disclosure requirements and ownership limitations and shall cooperate with the Depositary’s compliance with such Issuer instructions.  The Issuer may from time to time request Owners of Receipts to provide information as to the capacity in which such Owners own or owned Receipts and regarding the identity of any persons then or previously interested in such Receipts as to the nature of such interest and various other matters.  The Depositary agrees to comply with written instructions received from the Issuer requesting that the Depositary forward any such requests to the Owners and to forward to the Issuer any responses to such requests received by the Depositary.

SECTION 3.5

Additional Disclosure of Beneficial Ownership

Any Beneficial Owner of Receipts who after acquiring directly or indirectly the Beneficial Ownership of any Share (either directly or by virtue of the ownership of American Depositary Shares or Shares in any other form) is directly or indirectly, together with other interests in Shares, the beneficial owner of more than one-half of one percent (0.5%) of the total Shares issued shall, within 10 days after such acquisition, send to the Depositary at the address set forth in Section 7.5, by registered or certified mail, notice of such Beneficial Ownership including its name, address and nationality.

When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Issuer, such syndicate or group shall be deemed one “person” or one Beneficial Owner for the purposes of this Section.

ARTICLE 4.

THE DEPOSITED SECURITIES.

SECTION 4.1

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, promptly, subject to the provisions of Section 4.5, convert such dividend or distribution into Dollars and shall promptly distribute the amount thus received (net of the fees of the Depositary as provided in Section 5.9 hereof, if applicable) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Issuer or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.  The Issuer or its agent will remit to the appropriate governmental agency in Switzerland all amounts withheld and owing to such agency.  The Depositary will forward to the Issuer or its agent such information in a timely manner from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies, and the Depositary or the Issuer or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts on behalf of Beneficial Owners.

SECTION 4.2

Distributions Other Than Cash, Shares or Rights.

Subject to the provisions of Section 4.11 and Section 5.9, whenever the Depositary or the Custodian shall receive any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the reasonable opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Issuer or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or Beneficial Owners) the Depositary reasonably deems such distribution not to be feasible, the Depositary may, after Consultation with the Issuer, adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.9) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash; provided, however, that no distribution to Owners pursuant to this Section 4.2 shall be unreasonably delayed by any action or inaction of the Depositary or any of its agents.

SECTION 4.3

Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Issuer shall so request, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of fees of the Depositary as provided in Section 5.9.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.1; provided, however, that no distribution to Owners pursuant to this Section 4.2 shall be unreasonably delayed by any action or inaction of the Depositary or any of its agents.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

SECTION 4.4

Rights.

In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after Consultation with the Issuer, shall have reasonable discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary (following such Consultation with the Issuer) shall allow the rights to lapse.  If at the time of any offering of any rights the Depositary, after Consultation with the Issuer, determines in its reasonable discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may, and at the request of the Issuer shall, distribute to any Owner to whom it reasonably determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it reasonably deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that (a) the Issuer has elected in its sole reasonable discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Issuer has determined in its sole reasonable discretion are reasonably required under the Issuer’s Articles of Incorporation and applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Issuer shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of this Deposit Agreement, and shall, pursuant to Section 2.3 of this Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws, all in accordance with the Issuer’s instructions.

If the Depositary determines in its reasonable discretion, after Consultation with the Issuer, that it is not lawful and feasible to make such rights available to all or certain Owners, but that it is lawful and feasible to sell such rights, it may, and at the request of the Issuer shall, sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has reasonably determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act.  If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Issuer upon which the Depositary may rely that such distribution to such Owner is exempt from or not subject to, the registration provisions of such Act.

In exercising any reasonable discretion under this Section 4.4, the Depositary will engage in Consultation with the Issuer.  The Issuer will have no obligation to the Depositary or any Owner hereunder to register such rights under the Securities Act of 1933.

The Depositary shall not make any determination without prior Consultation with and approval from the Issuer (which approval shall not be unreasonably withheld) with respect to whether it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

SECTION 4.5

Conversion of Foreign Currency.

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can, pursuant to applicable law, in the reasonable judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall, promptly, convert or cause to be converted, by sale or in any other manner that it may reasonably determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any.

If at any time the Depositary shall determine that in its reasonable judgment, after Consultation with the Issuer, any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the reasonable opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the non-convertible portion of such foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its reasonable discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same and shall give notice thereof to such Owners.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may, and upon request of the Issuer shall, in its reasonable discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto who shall receive notice from the Depositary with respect to such holding of foreign currency.

SECTION 4.6

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, as promptly as practicable, fix a record date (which, if different from the record date (if any) established by the Issuer for its Swiss shareholders, shall be fixed, as close as practicable to the record date, after Consultation with the Issuer) (a) for the determination of the Owners, acting on behalf of Beneficial Owners in accordance with executed proxy cards, who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares.  Subject to the provisions of Sections 4.1 through 4.5 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.  For the avoidance of doubt, the Depositary will have no obligation to confirm or look beyond information provided to it by Owners.

SECTION 4.7

Voting of Deposited Securities.

Upon receipt from the Issuer of notice of any meeting or solicitation of consents or proxies of holders of Shares or other Deposited Securities, the Depositary shall, as promptly as practicable, mail to Owners a notice, which shall contain (a) such information as is contained in such notice and any solicitation materials, (b) a statement that each Beneficial Owner on the record date set by the Depositary therefor will be entitled to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or Deposited Securities represented by the ADSs evidenced by such Beneficial Owner’s ADRs and (c) a statement as to the manner in which such instructions may be given, including instructions to give the discretionary proxy to the independent representative of shareholders in accordance with Article 689(c) of the Swiss Code of Obligations (the “Independent Representative”).  Upon receipt of (i) instructions of a Beneficial Owner on such record date in the manner and on or before the date established by the Depositary for such purpose (the “Instruction Date”) and (ii) a certification from such Beneficial Owner whereby he or she confirms such beneficial ownership as of the date of certification and provides the number of Shares or ADSs beneficially owned, the Depositary shall endeavor insofar as practicable and permitted under the provisions governing Deposited Securities to vote or cause to be voted (or to grant a discretionary proxy to the Independent Representative to vote, if so designated by a Beneficial Owner) the Deposited Securities represented by the ADSs evidenced by such Beneficial Owner’s ADRs in accordance with such instructions.  In the event that any Beneficial Owner returns a validly executed proxy card but does not instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Beneficial Owner’s ADRs, the voting rights pertaining to such Deposited Securities will be exercised by the Independent Representative in favor of all motions of the Board of Directors of the Issuer at the meeting.  The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities.

The Issuer shall only deem the persons entered in the Issuer’s Share register to be valid holders of Shares.  If a Share transferee (including an Owner canceling an ADR and withdrawing the Deposited Securities in respect thereof) wishes to be entered in the Share register of the Issuer, such Share transferee must file with the Issuer a completed application (in a form provided by the Issuer to such Share transferee) for registration in respect thereof.  Failing such registration, the purchaser of such Shares underlying the ADSs may not vote at general meetings of the Issuer. All voting rights with respect to the Shares are subject to Swiss law and the provisions of the Articles of Incorporation of the Issuer.  The Issuer reserves the right to instruct Owners to deliver their ADRs for cancellation and withdrawal of the Deposited Securities so as to permit the Issuer to re-register such withdrawn Deposited Securities as Shares without voting rights.

In addition, pursuant to the terms of the Articles of Incorporation of the Issuer, in the event that any person or other entity acquiring Shares does not expressly declare that he holds such Shares in his own name and for his own account ~~as beneficial owner and not as trustee or otherwise for any third party,~~ (such person or entity hereinafter referred to as a “Nominee”), such Nominee will be registered in the Share register of the Issuer ~~without~~as a shareholder with voting rights with respect to such Shares~~.  The Issuer has agreed to exempt the Depositary and the Custodian and their respective nominees, if any, (but no individual Owner) from this limitation up to 5% (in the aggregate) in respect of Deposited Securities held in connection with the Issuer’s ADR program, subject to compliance with Sections 3.1, 3.4 and 3.5 hereof.~~  without further inquiry up to a maximum of 5% of the nominal share capital of the Issuer. Over such 5% limit, the Issuer’s Board of Directors is authorized to register such Nominee as a shareholder with voting rights only if the respective Nominee discloses the name, address and the shareholdings of the persons for whose account he holds 0.5% or more of the nominal share capital of the Issuer.  The Issuer’s Board of Directors may enter into agreements with any such Nominee with regard to disclosure requirements, the representation of such Shares, and the exercise of the respective voting rights. The Issuer has the right not to recognize votes of (a) Deposited Securities by the Depositary in excess of the five percent limitation, (b) Deposited Securities or other Issuer Shares by any Owner in excess of the one half of one percent limitation and/or (c) any Owner or other person holding an interest in an ADR not complying with the disclosure obligations of Sections 3.1, 3.4 and 3.5 hereof.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

SECTION 4.8

Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.3 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Issuer or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Issuer shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.9

Reports.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Issuer which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Issuer.  The Depositary shall also, upon written request, send to the Owners copies of such reports furnished by the Issuer pursuant to Section 5.6. Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Issuer shall be furnished in English to the extent such materials are required to be translated into English under the Securities Act of 1934 or any other regulation of the Commission.

SECTION 4.10

Lists of Owners.

Promptly upon request by the Issuer, the Depositary shall, at the expense of the Issuer, furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary; such list shall also indicate which of the Owners are, to the Depositary’s actual knowledge, Beneficial Owners of such American Depositary Shares.

SECTION 4.11

Withholding.

In the event that the Depositary reasonably determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary reasonably deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively, in accordance with the applicable provisions of this Deposit Agreement.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER.

SECTION 5.1

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers, combinations and split-ups and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Issuer or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when reasonably deemed expedient by it in connection with the performance of its duties hereunder, with reasonable prior written notice to the Issuer when such closing is out of the ordinary course of business, or at the request of the Issuer, provided that any such closing of the transfer books shall be subject to the provisions of Section 2.6 which limit the suspension of withdrawals of Shares.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.  The Issuer shall have the right, upon reasonable request, to inspect the transfer and registration records of the Depositary relating to the Receipts, and to take copies thereof.

SECTION 5.2

Prevention or Delay in Performance by the Depositary or the Issuer.

Neither the Depositary nor the Issuer (nor any of their respective directors, officer, employees or agents) shall incur any liability to any Owner or Beneficial Owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Articles of Incorporation of the Issuer, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Issuer shall be prevented or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Issuer (nor any such director, officer, employee or agent) incur any liability to any Owner or Beneficial Owner of any Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any reasonable discretion provided for in this Deposit Agreement.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not distribute the securities or other property subject to such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.3

Obligations of the Depositary, the Custodian and the Issuer.

Neither the Issuer nor any of its directors, officers, employees or agents assumes any obligation nor shall any of them be subject to any liability under this Deposit Agreement to any Owner or Beneficial Owner of any Receipt, except that the Issuer agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor any of its directors, officers, employees or agents assumes any obligation nor shall any of them be subject to any liability under this Deposit Agreement to any Owner or Beneficial Owner of any Receipt (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that the Depositary agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Issuer (nor any of their respective directors, officers, employees or agents) shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Issuer (nor any of their respective directors, officers, employees or agents) shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.  Each of the Depositary, the Issuer and their respective directors, officers, employees and agents may rely and shall be protected in acting upon any written notice, request, direction or other document believed by such person to be genuine and to have been signed or presented by the proper party or parties.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

SECTION 5.4

Resignation and Removal of the Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Issuer by written notice of such removal, to become effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Issuer shall use its reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor accruing from the acceptance of such appointment; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Issuer shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.5

The Custodian.

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it and the Depositary shall be responsible for the compliance by the Custodian with the applicable provisions of this Deposit Agreement.  Any Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which shall thereafter be a Custodian hereunder.  Whenever the Depositary in its reasonable discretion determines that it is in the best interest of the Owners to do so, it may appoint substitute or additional custodian or custodians approved by the Issuer (such approval not to be unreasonably withheld), which shall thereafter be one of the Custodians hereunder.  The Depositary, to the extent practicable, shall notify the Issuer of the appointment of a substitute or additional custodian at least 30 days prior to the date upon which such appointment is to become effective.  Upon demand of the Depositary any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.6

Notices and Reports.

On or before the first date on which the Issuer gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Issuer agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

The Issuer will arrange for the translation into English, to the extent required under the Securities Act of 1934 or any rule or regulation of the Commission, and the prompt transmittal by the Issuer to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Issuer to holders of its Shares.  If requested in writing by the Issuer, the Depositary will arrange for the mailing, at the Issuer's expense, of copies of such notices, reports and communications to some or all Owners.  The Issuer will timely provide the Depositary with the quantity of such notices, reports, and communications, as reasonably requested by the Depositary by providing timely notice from time to time, in order for the Depositary to effect such mailings.  The Issuer and the Depositary consent to cooperate in all actions necessary to effect such mailings.

SECTION 5.7

Distribution of Additional Shares, Rights, etc.

The Issuer agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities, (each a "Distribution") the Issuer will promptly furnish to the Depositary a written opinion from U.S. counsel for the Issuer, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to Owners entitled thereto.  If in the opinion of such counsel a Registration Statement is required, the Issuer shall furnish to the Depositary a written opinion of counsel as to whether or not there is a Registration Statement in effect which will cover such Distribution.

The Issuer agrees with the Depositary that neither the Issuer nor any company controlled by, controlling or under common control with the Issuer will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Issuer or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act of 1933.

SECTION 5.8

Indemnification.

The Issuer agrees to indemnify the Depositary, its directors, officers, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, officers, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Issuer or any of its directors, officers, employees, agents and affiliates.

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely and exclusively out of a Pre-Release (as defined in Section 2.9 hereof) of a Receipt or Receipts in accordance with Section 2.9 hereof and which would not otherwise have arisen had such Receipt or Receipts not been the subject of a Pre-Release pursuant to Section 2.9 hereof; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had a Receipt or Receipts not been the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of American Depositary Shares, except to the extent that any such liability or expense arises out of (i) information relating to the Depositary or any Custodian, as applicable, furnished in writing and not materially changed or altered by the Issuer, expressly for use in any of the foregoing documents, or, (ii) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

The Depositary agrees to indemnify the Issuer, its directors, employees, officers, agents and affiliates and hold them harmless from any liability or expense (including but not limited to the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, officers, employees, agents and affiliates due to their negligence or bad faith.

SECTION 5.9

Charges of Depositary.

The Issuer agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Issuer from time to time.  The Depositary shall present its statement for such charges and expenses to the Issuer once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Issuer or an exchange regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.3), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Issuer or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.5, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.3, 4.3 or 4.4, and the surrender of Receipts pursuant to Section 2.5 or 6.2, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including, but not limited to, Sections 4.1 through 4.4 hereof, (7) a fee of $1.50 or less per certificate for a Receipt or Receipts for transfers made pursuant to Section 2.4, (8) a fee for the distribution of securities pursuant to Section 4.2, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (8) treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners and (9) any other charge payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners of record as of the date or dates set by the Depositary in accordance with Section 4.6 and shall be collected at the sole reasonable discretion of the Depositary by billing such Owner for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.9 hereof, may own and deal in any class of securities of the Issuer and its affiliates and in Receipts.

SECTION 5.10

Retention of Depositary Documents.

Upon reasonable prior written notice to the Issuer, the Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Issuer requests that such papers be retained for a longer period or turned over to the Issuer or to a successor depositary.

SECTION 5.11

Exclusivity.

Subject to Section 5.4, the Issuer agrees not to appoint any other depositary for issuance of American Depositary Receipts so long as The Bank of New York is acting as Depositary hereunder.

SECTION 5.12

List of Restricted Securities Owners.

From time to time, the Issuer shall provide to the Depositary a list setting forth, to the actual knowledge of the Issuer, those persons or entities who beneficially own Restricted Securities and the Issuer shall update that list on a regular basis.  The Issuer agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder.  The Depositary, the Custodian and their respective officers, directors, agents, affiliates and employees (i) may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon and (ii) shall keep such a list strictly confidential, except as required by applicable law, legal process, regulation, judicial or administrative proceeding.

ARTICLE 6.

AMENDMENT AND TERMINATION.

SECTION 6.1

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners or Beneficial Owners, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner or Beneficial Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.2

Termination.

The Depositary shall at any time at the direction of the Issuer terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Issuer and the Owners of all Receipts then outstanding if at any time 90 days shall have expired after the Depositary shall have delivered to the Issuer a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.4.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all further obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and for its obligations under Section 5.8 hereof.  Upon the termination of this Deposit Agreement, the Issuer shall be discharged from all further obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.8 and 5.9 hereof.

ARTICLE 7.

MISCELLANEOUS.

SECTION 7.1

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any Owner or Beneficial Owner of a Receipt during respective business hours at the place of business of the Depositary or the Custodian.

SECTION 7.2

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.3

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.4

Owners and Beneficial Owners as Parties; Binding Effect.

The Owners and Beneficial Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

SECTION 7.5

Notices.

Any and all notices to be given to the Issuer shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to ~~Converium~~SCOR Holding ~~AG, Baarerstrasse 8, CH-6300 Zug, Switzerland, Attention: General Counsel, with a copy to Converium Holdings (North America) Inc., One Chase Manhattan Plaza, New York, New York 10005,~~(Switzerland) Ltd., c/o SCOR SE, 1, avenue du General de Gaulle, 92074, Paris - La Defense Cedex, France, Attention: General Counsel, or, after notice to the Depositary, any other place to which the Issuer may have transferred its principal office.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: American Depositary Receipt Administration, or, after notice to the Issuer, any other place to which the Depositary may have transferred its Corporate Trust Office.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box.  The Depositary or the Issuer may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.6

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York.

It is hereby acknowledged and agreed that Owners and Beneficial Owners of ADRs, as such, are not shareholders of the Issuer and have no direct rights of a shareholder against the Issuer.  The rights of shareholders of the Issuer are governed exclusively by the Issuer’s Articles of Incorporation and the laws of Switzerland.

SECTION 7.7

Compliance with U.S. Securities Laws.

Notwithstanding anything in this Deposit Agreement to the contrary, the Issuer and the Depositary each agrees that it will not exercise any rights it has under this Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

IN WITNESS WHEREOF, ~~CONVERIUM~~SCOR HOLDING ~~AG~~(SWITZERLAND) LTD. and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first set forth above and all Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

~~CONVERIUM~~SCOR HOLDING ~~AG~~(SWITZERLAND) LTD.

By:

THE BANK OF NEW YORK,

as Depositary

By:________________________________

TABLE OF CONTENTS

ARTICLE 1.

DEFINITIONS.

2

SECTION 1.1

American Depositary Shares.

2

SECTION 1.2

Article; Section.

2

SECTION 1.3

Beneficial Owner.

2

SECTION 1.4

Commission.

2

SECTION 1.5

Consultation.

3

SECTION 1.6

Custodian.

3

SECTION 1.7

Deposit Agreement.

3

SECTION 1.8

Depositary; Corporate Trust Office.

3

SECTION 1.9

Deposited Securities.

3

SECTION 1.10

Dollars; $; CHF.

4

SECTION 1.11

Foreign Registrar.

4

SECTION 1.12

Issuer.

4

SECTION 1.13

Owner.

4

SECTION 1.14

Receipts.

4

SECTION 1.15

Registrar.

4

SECTION 1.16

Restricted Securities.

~~5~~4

SECTION 1.17

Securities Act of 1933.

5

SECTION 1.18

Securities Exchange Act of 1934.

5

SECTION 1.19

Shares.

5

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS.

5

SECTION 2.1

Form and Transferability of Receipts.

5

SECTION 2.2

Deposit of Shares.

~~7~~6

SECTION 2.3

Execution and Delivery of Receipts.

8

SECTION 2.4

Transfer of Receipts; Combination and Split-up of Receipts.

~~9~~8

SECTION 2.5

Surrender of Receipts and Withdrawal of Shares.

~~10~~9

SECTION 2.6

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

11

SECTION 2.7

Lost Receipts, etc.

~~13~~12

SECTION 2.8

Cancellation and Destruction of Surrendered Receipts.

13

SECTION 2.9

Pre-Release of Receipts.

13

SECTION 2.10

Maintenance of Records.

~~15~~14

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

15

SECTION 3.1

Filing Proofs, Certificates and Other Information.

15

SECTION 3.2

Liability of Owner for Taxes.

~~16~~15

SECTION 3.3

Warranties on Deposit of Shares.

16

SECTION 3.4

Disclosure of Interests.

~~17~~16

SECTION 3.5

Additional Disclosure of Beneficial Ownership

17

ARTICLE 4.

THE DEPOSITED SECURITIES.

~~18~~17

SECTION 4.1

Cash Distributions.

~~18~~17

SECTION 4.2

Distributions Other Than Cash, Shares or Rights.

~~19~~18

SECTION 4.3

Distributions in Shares.

~~20~~19

SECTION 4.4

Rights.

20

SECTION 4.5

Conversion of Foreign Currency.

~~23~~22

SECTION 4.6

Fixing of Record Date.

24

SECTION 4.7

Voting of Deposited Securities.

25

SECTION 4.8

Changes Affecting Deposited Securities.

27

SECTION 4.9

Reports.

~~28~~27

SECTION 4.10

Lists of Owners.

28

SECTION 4.11

Withholding.

~~29~~28

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER.

29

SECTION 5.1

Maintenance of Office and Transfer Books by the Depositary.

29

SECTION 5.2

Prevention or Delay in Performance by the Depositary or the Issuer.

30

SECTION 5.3

Obligations of the Depositary, the Custodian and the Issuer.

~~31~~30

SECTION 5.4

Resignation and Removal of the Depositary.

~~33~~32

SECTION 5.5

The Custodian.

~~34~~33

SECTION 5.6

Notices and Reports.

~~35~~34

SECTION 5.7

Distribution of Additional Shares, Rights, etc.

35

SECTION 5.8

Indemnification.

~~36~~35

SECTION 5.9

Charges of Depositary.

37

SECTION 5.10

Retention of Depositary Documents.

~~39~~38

SECTION 5.11

Exclusivity.

~~39~~38

SECTION 5.12

List of Restricted Securities Owners.

~~39~~38

ARTICLE 6.

AMENDMENT AND TERMINATION.

~~40~~39

SECTION 6.1

Amendment.

~~40~~39

SECTION 6.2

Termination.

~~40~~39

ARTICLE 7.

MISCELLANEOUS.

~~42~~41

SECTION 7.1

Counterparts.

~~42~~41

SECTION 7.2

No Third Party Beneficiaries.

~~42~~41

SECTION 7.3

Severability.

~~42~~41

SECTION 7.4

Owners and Beneficial Owners as Parties; Binding Effect.

42

SECTION 7.5

Notices.

~~43~~42

SECTION 7.6

Governing Law.

~~44~~43

SECTION 7.7

Compliance with U.S. Securities Laws.

~~44~~43

Exhibit A to Deposit Agreement

No.

________________

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents one half of one (1/2) deposited Share)

THE BANK OF NEW YORK

AMERICAN DEPOSITARY RECEIPT

FOR ONE HALF OF ONE SHARES OF THE

PAR VALUE OF CHF ~~10~~5 EACH OF

SCOR HOLDING (SWITZERLAND) LTD.

(FORMERLY KNOWN AS CONVERIUM HOLDING AG)

(INCORPORATED UNDER THE LAWS OF SWITZERLAND)

The Bank of New York as depositary (hereinafter called the "Depositary"), hereby certifies that                                  , or registered assigns IS THE OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited registered shares (herein called "Shares") of ~~Converium~~SCOR Holding ~~AG~~(Switzerland) Ltd., incorporated under the laws of Switzerland (herein called the "Company").  At the date hereof, each American Depositary Share represents one half of one (1/2) Share which is either deposited or subject to deposit under the deposit agreement at the Zurich office of UBS AG (herein called the "Custodian").  The Depositary's Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y.  10286

1.      THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called "Receipts"), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of December 11, ~~2001~~2001, as amended and restated as of ___________________, 2008 (herein called the "Deposit Agreement"), by and among the Company, the Depositary, and all Owners and Beneficial Owners from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called "Deposited Securities").  Copies of the Deposit Agreement are on file at the Depositary's Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

2.      SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Company’s Articles of Incorporation and Swiss law, the Owner hereof is entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of the Owner hereof or as ordered by him or by certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of this Receipt to such Owner or as ordered by him.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.  Notwithstanding any other provision of the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities may be suspended only for (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities, and (iv) any other reason that may at any time be specified in paragraph I(A)(1) of the General instructions to Form F-6 under the Securities Act of 1933, from time to time in effect, or any successor provision thereto.

3.      TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary or the Company may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as were evidenced by the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the depositor of Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary or the Company may establish consistent with the provisions of the Deposit Agreement or this Receipt.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed reasonably necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or for any other reason, subject to Article (22) hereof.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933 for public offer or sale, unless a registration statement is in effect as to such Shares.

4.      LIABILITY OF OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner hereof to the Depositary.  The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner hereof shall remain liable for any deficiency.  Neither the Company nor the Depositary shall be liable for any failure of an Owner to comply with applicable tax laws or governmental charges.

5.      WARRANTIES OF DEPOSITORS.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid and nonassessable and that the person making such deposit is duly authorized to do so.  Every such person shall also be deemed to represent that the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares representing such Shares by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Shares and issuance of Receipts.

6.      FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, legal or beneficial ownership of Receipts or Deposited Securities, compliance with applicable laws or regulations or terms of the Deposit Agreement or this Receipt or such information relating to the registration on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may reasonably deem necessary or proper.  The Depositary may, and shall if requested in writing by the Company subject to the provisions of Article 22 hereof, withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities or the exercise of voting rights until such proof or other information is filed or such certificates are executed or such representations and warranties made.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body, if applicable, in Switzerland which is then performing the function of the regulation of currency exchange.

7.      CHARGES OF DEPOSITARY.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.3 of the Deposit Agreement), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Sections 2.3, 4.3 or 4.4, and the surrender of Receipts pursuant to Sections 2.5 or 6.2 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including, but not limited to Sections 4.1 through 4.4 thereof, (7) a fee of $1.50 or less per certificate for a Receipt or Receipts for transfers made pursuant to Section 2.4 of the Deposit Agreement, (8) a fee for the distribution of securities pursuant to Section 4.2 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (8) treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners and (9) any other charge payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners of record as of the date or dates set by the Depositary in accordance with Section 4.6 of the Deposit Agreement and shall be collected at the sole reasonable discretion of the Depositary by billing such Owner for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Article (8) hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.      LOANS AND PRE-RELEASE OF SHARES AND RECEIPTS.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.3 of the Deposit Agreement, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.2 of the Deposit Agreement (“Pre-Release”).  The Depositary may, pursuant to Section 2.5 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the “Pre-Releasee”) that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial rights, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be), other than in satisfaction of such Pre-Release, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed twenty percent (20%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set Dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners and Beneficial Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee’s obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee’s obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities under the Deposit Agreement or this Receipt).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.      TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner and Beneficial Owner of this Receipt (and to the American Depositary Shares evidenced hereby) by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes.

10.      VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual or facsimile signature of a duly authorized officer of the Registrar.

11.      REPORTS; INSPECTION OF TRANSFER BOOKS.

~~The~~Upon effectiveness of the termination of the Company ~~is subject to the periodic~~’s reporting requirements ~~of~~under the Securities Exchange Act of ~~1934 and, accordingly, files certain reports with the Securities and Exchange Commission (hereinafter called the "Commission").~~ 1934, as amended (the “Exchange Act”), the Company shall make available certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Exchange Act at the Company’s internet web site or through an electronic information delivery system.

~~Such reports and communications will be available for inspection and copying at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549.~~

The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also, upon written request, send to the Owners of Receipts copies of such reports furnished by the Company pursuant to the Deposit Agreement. Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English to the extent such materials are required to be translated into English under the Securities Act of 1934 or any other regulation of the Commission.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts, provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.      DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall promptly, if at the time of receipt thereof any amounts received in a foreign currency can, pursuant to applicable law, in the reasonable judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, convert such dividend or distribution into Dollars and shall promptly distribute the amount thus received (net of the fees of the Depositary as provided in the Deposit Agreement, if applicable) to the Owners of Receipts entitled thereto, provided, however, that in the event that the Company or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.9 of the Deposit Agreement, whenever the Depositary or the Custodian shall receive any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4 of the Deposit Agreement, the Depositary shall cause the securities or property received by it to be distributed to the Owners of Receipts entitled thereto, in any manner that the Depositary may reasonably deem equitable and practicable for accomplishing such distribution; provided, however, that if in the reasonable opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason the Depositary reasonably deems such distribution not to be feasible, the Depositary may after Consultation with the Company adopt such method as it may reasonably deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.9 of the Deposit Agreement) shall be distributed by the Depositary to the Owners of Receipts entitled thereto as in the case of a distribution received in cash; provided, however, that no distribution to Owners pursuant to the Deposit Agreement or this Article 12 shall be unreasonably delayed by any action or inaction of the Depositary or any of its agents.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Company shall so request, distribute to the Owners of outstanding Receipts entitled thereto, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in the Deposit Agreement; provided, however, that no distribution to owners pursuant to the Deposit Agreement shall be unreasonably delayed by any action or inaction of the Depositary or any of its agents.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Depositary reasonably determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary reasonably deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto in proportion to the number of American Depositary Shares held by them respectively, in accordance with the applicable provisions of the Deposit Agreement and this Receipt.

13.      CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can, pursuant to applicable law, in the reasonable judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall, promptly, convert or cause to be converted, by sale or in any other manner that it may reasonably determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any.

If at any time the Depositary shall determine that in its reasonable judgment, after Consultation with the Company, any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the reasonable opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the non-convertible portion of such foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its reasonable discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same and shall give notice thereof to such Owners.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may, and upon request of the Company shall, in its reasonable discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto who shall receive notice from the Depositary with respect to such holding of foreign currency.

14.      RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after Consultation with the Company, shall have reasonable discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary (following Consultation with the Company) shall allow the rights to lapse.  If at the time of any offering of any rights the Depositary, after Consultation with the Company, determines in its reasonable discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may, and at the request of the Company shall, distribute to any Owner to whom it reasonably determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it reasonably deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner under the Deposit Agreement, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole reasonable discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole reasonable discretion are reasonably required under the Company’s Articles of Incorporation and applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of the Deposit Agreement, and shall, pursuant to Section 2.3 of the Deposit Agreement, execute and deliver Receipts to such Owner.  In the case of a distribution pursuant to the second paragraph of this Article, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation and transfer under such laws, all in accordance with the Company’s instructions.

If the Depositary determines in its reasonable discretion, after Consultation with the Company, that it is not lawful and feasible to make such rights available to all or certain Owners, but that it is lawful and feasible to sell such rights, it may, and at the request of the Company shall, sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has reasonably determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act.  If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from or not subject to the registration provisions of such Act.  In exercising any reasonable discretion under Section 4.4 of the Deposit Agreement or this Article 14, the Depositary will engage in Consultation with the Company.  The Company will have no obligation to the Depositary or any Owner under the Deposit Agreement or under this Receipt to register such rights under the Securities Act of 1933.

The Depositary shall not make any determination without prior Consultation with and approval from the Company (which approval shall not be unreasonably withheld) with respect to whether it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

15.      RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, as promptly as practicable, fix a record date (which, if different from the record date (if any) established by the Company for its Swiss shareholders, shall be fixed, as close as practicable to the record date, after Consultation with the Company) (a) for the determination of the Owners of Receipts, acting on behalf of Beneficial Owners in accordance with executed proxy cards, who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

16.      VOTING OF DEPOSITED SECURITIES.

Upon receipt from the Company of notice of any meeting or solicitation of consents or proxies of holders of Shares or other Deposited Securities, the Depositary shall, as promptly as practicable, mail to Owners a notice, which shall contain (a) such information as is contained in such notice and any solicitation materials, (b) a statement that each Beneficial Owner on the record date set by the Depositary therefor will be entitled to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or Deposited Securities represented by the ADSs evidenced by such Beneficial Owner’s ADRs and (c) a statement as to the manner in which such instructions may be given, including instructions to give the discretionary proxy to the independent representative of shareholders in accordance with Article 689(c) of the Swiss Code of Obligations (the “Independent Representative”).  Upon receipt of (i) instructions of a Beneficial Owner on such record date in the manner and on or before the date established by the Depositary for such purpose (the “Instruction Date”) and (ii) a certification from such Beneficial Owner whereby he or she confirms such beneficial ownership  as of the date of certification and provides the number of Shares or ADSs beneficially owned, the Depositary shall endeavor insofar as practicable and permitted under the provisions governing Deposited Securities to vote or cause to be voted (or to grant a discretionary proxy to the Independent Representative to vote, if so designated by a Beneficial Owner) the Deposited Securities represented by the ADSs evidenced by such Beneficial Owner’s ADRs in accordance with such instructions.  In the event that any Beneficial Owner returns a validly executed proxy card but does not instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Beneficial Owner’s ADRs, the voting rights pertaining to such Deposited Securities will be exercised by the Independent Representative in favor of all motions of the Board of Directors of the Company at the meeting.  The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities.

The Company shall only deem the persons entered in the Company’s Share register to be valid holders of Shares.  If a Share transferee (including an Owner canceling an ADR and withdrawing the Deposited Securities in respect thereof) wishes to be entered in the Share register of the Company, such Share transferee must file with the Company a completed application (in a form provided by the Company to such Share transferee) for registration in respect thereof.  Failing such registration, the purchaser of such Shares underlying the ADSs may not vote at general meetings of the Company. All voting rights with respect to the Shares are subject to Swiss law and the provisions of the Articles of Incorporation of the Company.  The Company reserves the right to instruct Owners to deliver their ADRs for cancellation and withdrawal of the Deposited Securities so as to permit the Company to re-register such withdrawn Deposited Securities as Shares without voting rights.

In addition, pursuant to the terms of the Articles of Incorporation of the Company, in the event that any person or other entity acquiring Shares does not expressly declare that he holds such Shares in his own name and for his own account ~~as beneficial owner and not as trustee or otherwise for any third party,~~ (such person or entity hereinafter referred to as a “Nominee”), such Nominee will be registered in the Share register of the Company ~~without~~as a shareholder with voting rights with respect to such Shares~~.  The Company has agreed to exempt the Depositary and the Custodian and their respective nominees, if any, (but no individual Owner) from this limitation up to 5% (in the aggregate) in respect of Deposited Securities held in connection with the Company’s ADR program, subject to compliance with Sections 3.1, 3.4 and 3.5 of the Deposit Agreement and Articles 6 and 23 of this Receipt~~ without further inquiry up to a maximum of 5% of the nominal share capital of the Company.  Over such 5% limit, the Company’s Board of Directors is authorized to register such Nominee as a shareholder with voting rights only if the respective Nominee discloses the name, address and the shareholdings of the persons for whose account he holds 0.5% or more of the nominal share capital of the Company.  The Company’s Board of Directors may enter into agreements with any such Nominee with regard to disclosure requirements, the representation of such Shares, and the exercise of the respective voting rights. The Company has the right not to recognize votes of (a) Deposited Securities by the Depositary in excess of the five percent limitation, (b) Deposited Securities or other Company Shares by any Owner in excess of the one half of one percent limitation and/or (c) any Owner or other person holding an interest in an ADR not complying with the disclosure obligations of Sections 3.1, 3.4 and 3.5 of the Deposit Agreement and Articles 6 and 23 of this Receipt.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

17.      CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.3 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.      LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company (nor any of their respective directors, officers, employees or agents) shall incur any liability to any Owner or Beneficial Owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Articles of Incorporation of the Company, or by reason of any act of God or war or terrorismor other circumstances beyond its control, the Depositary or the Company shall be prevented or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of the Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Company (nor any of their respective directors, officers, employees or agents) incur any liability to any Owner or Beneficial Owner of a Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any reasonable discretion provided for in the Deposit Agreement.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2 or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not distribute the securities or other property subject to such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary nor any of their respective directors, officers, employees or agents assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company (nor any of their respective directors, officers, employees or agents) shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company (nor any of their respective directors, officers, employees or agents) shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or holder of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information.  Each of the Depositary, the Company and their respective directors, officers, employees and agents may rely and shall be protected in acting upon any written notice, request, direction or other document believed by such person to be genuine and to have been signed or presented by the property party or parties.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.  The Company agrees to indemnify the Depositary, its directors, officers, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, officers, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its directors, officers, employees, agents and affiliates.  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.      RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF A SUBSTITUTE CUSTODIAN.

The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by written notice of such removal to become effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  Whenever the Depositary in its reasonable discretion determines that it is in the best interest of the Owners of Receipts to do so, it may appoint substitute or additional custodian or custodians approved by the Company (such approval not to be unreasonably withheld).

20.      AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners or Beneficial Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner or Beneficial Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

21.      TERMINATION OF DEPOSIT AGREEMENT.

The Depositary shall at any time at the direction of the Company terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding if at any time 90 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5 of the Deposit Agreement and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all further obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and for its obligations under Section 5.8 of the Deposit Agreement.  Upon the termination of the Deposit Agreement, the Company shall be discharged from all further obligations under the Deposit Agreement except for its obligations to the Depositary under Sections 5.8 and 5.9 of the Deposit Agreement.

22.      COMPLIANCE WITH U.S. SECURITIES LAWS.

Notwithstanding anything in the Deposit Agreement or this Receipt to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under the Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

23.      DISCLOSURE OF INTERESTS.

To the extent that provisions of or governing any Deposited Securities (including the Company’s Articles of Incorporation or applicable Swiss law) may require the disclosure of beneficial or other ownership of Deposited Securities, other Shares and other securities to the Company and may provide for blocking transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall, to the extent practicable, comply with the Company’s instructions as to Receipts in respect of any such enforcement or limitation, and Owners and Beneficial Owners of Receipts shall comply with all such disclosure requirements and ownership limitations and shall cooperate with the Depositary’s compliance with such Company’s instructions.  The Company may from time to time request Owners of Receipts to provide information as to the capacity in which such Owners own or owned Receipts and regarding the identity of any persons then or previously interested in such Receipts as to the nature of such interest and various other matters.  The Depositary agrees to comply with written instructions received from the Company requesting that the Depositary forward any such requests to the Owners and to forward to the Company any responses to such requests received by the Depositary.

24.      ADDITIONAL DISCLOSURE OF BENEFICIAL OWNERSHIP.

Any Beneficial Owner of Receipts who after acquiring directly or indirectly the Beneficial Ownership of any Share (either directly or by virtue of the ownership of American Depositary Shares or Shares in any other form) is directly or indirectly, together with other interests in Shares, the beneficial owner of more than one-half of one percent (0.5%) of the total Shares issued shall, within 10 days after such acquisition, send to the Depositary at the address set forth in the Deposit Agreement, by registered or certified mail, notice of such Beneficial Ownership including its name, address and nationality.

When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company, such syndicate or group shall be deemed one “person” or one Beneficial Owner for the purposes of this Section.